Exhibit 13.2

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Roma Green Finance Limited (the “Company”) on Form 20-F for the year ended March 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lam Hing Fat, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2026

By:	/s/ Lam Hing Fat
Name:	Lam Hing Fat
Title:	Chief Financial Officer